Principal Funds, Inc.
Diversified Income Fund

Supplement dated June 26, 2026
to the Prospectus and Statement of Additional Information
both dated March 1, 2026 (as previously supplemented)
and Summary Prospectus dated March 1, 2026, as amended April 14, 2026
This supplement updates information contained in the Prospectus, Statement of Additional Information, and Summary Prospectus for the Diversified Income Fund. Please retain this supplement for future reference.
NOTICE: On June 9, 2026, the Board of Directors of Principal Funds, Inc. approved certain changes to the Diversified Income Fund (the “Fund”), including the following: (i) removal of each sub-advisor to the Fund, (ii) replacement of the Principal Global Investors, LLC (“PGI”) portfolio management team with a new PGI portfolio management team, (iii) change in the Fund’s name from the Diversified Income Fund to the Multi-Sector Income Fund, and (iv) changes to the Fund’s principal strategies and principal risks, including, among other things, removal of the Fund’s passively managed (index) strategy and related risk, removal of the Fund’s asset allocation strategy and related risk, and addition of strategies and risks related to sovereign debt, U.S. government securities, and high portfolio turnover. The Fund’s investment objective remains unchanged.
On June 26, 2026, a preliminary registration statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) for SEC Staff review reflecting the above changes. Pending SEC Staff review and comment and other contingencies, the Fund expects the changes to be effective on or about August 25, 2026. This supplement is intended to provide advance notice to shareholders of such changes.

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